Exhibit 99.2

Ovintiv Inc.

Interim Selected Financial Information

(unaudited)

For the period ended March 31, 2026

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended
	March 31,
(US$ millions, except per share amounts)	2026	2025

Revenues
Product and service revenues	$2,221	$1,965
Sales of purchased product	356	410
Gains (losses) on risk management, net	(63)	(16)
Sublease revenues	18	18
Total Revenues	2,532	2,377

Operating Expenses
Production, mineral and other taxes	79	87
Transportation and processing	471	398
Operating	227	205
Purchased product	344	402
Depreciation, depletion and amortization	561	545
Impairments	1,485	730
Accretion of asset retirement obligation	7	6
Administrative	112	93
Total Operating Expenses	3,286	2,466
Operating Income (Loss)	(754)	(89)

Other (Income) Expenses
Interest	104	97
Foreign exchange (gain) loss, net	(2)	10
Other (gains) losses, net	(29)	(3)
Total Other (Income) Expenses	73	104
Net Earnings (Loss) Before Income Tax	(827)	(193)
Income tax expense (recovery)	(197)	(34)
Net Earnings (Loss)	$(630)	$(159)

Net Earnings (Loss) per Share of Common Stock
Basic	$(2.35)	$(0.61)
Diluted	(2.35)	(0.61)
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	268.2	260.4
Diluted	268.2	260.4

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2026	2025

Net Earnings (Loss)	$(630)	$(159)
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(86)	8
Pension and other post-employment benefit plans	(1)	(1)
Other Comprehensive Income (Loss)	(87)	7
Comprehensive Income (Loss)	$(717)	$(152)

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	March 31,	December 31,
(US$ millions)	2026	2025

Assets
Current Assets
Cash and cash equivalents	$26	$35
Accounts receivable and accrued revenues (net of allowances
of $6 million (2025: $6 million))	1,481	1,128
Investment in marketable securities	-	245
Risk management	226	86
Income tax receivable	81	29
	1,814	1,523
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	73,069	70,133
Unproved properties	814	434
Other	972	864
Property, plant and equipment	74,855	71,431
Less: Accumulated depreciation, depletion and amortization	(58,926)	(57,187)
Property, plant and equipment, net	15,929	14,244
Other Assets	1,373	1,299
Risk Management	180	4
Deferred Income Taxes	155	744
Goodwill	2,843	2,576
	$22,294	$20,390

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,925	$1,861
Current portion of operating lease liabilities	129	117
Income tax payable	41	5
Risk management	241	2
Current portion of long-term debt	877	810
	3,213	2,795
Long-Term Debt	5,521	4,392
Operating Lease Liabilities	1,169	1,105
Other Liabilities and Provisions	224	100
Risk Management	-	13
Asset Retirement Obligation	427	388
Deferred Income Taxes	182	402
	10,736	9,195

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2026 issued and outstanding: 282.7 million shares (2025: 253.3 million shares)	3	3
Paid in surplus	8,944	7,779
Retained earnings	1,725	2,440
Accumulated other comprehensive income	886	973
Total Shareholders’ Equity	11,558	11,195
	$22,294	$20,390

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2026	2025

Operating Activities
Net earnings (loss)	$(630)	$(159)
Depreciation, depletion and amortization	561	545
Impairments	1,485	730
Accretion of asset retirement obligation	7	6
Deferred income taxes	(210)	(77)
Unrealized (gain) loss on risk management	53	46
Unrealized foreign exchange (gain) loss	(1)	(45)
Foreign exchange (gain) loss on settlements	(1)	(42)
Other	(25)	-
Net change in other assets and liabilities	(14)	(11)
Net change in non-cash working capital	(169)	(120)
Cash From (Used in) Operating Activities	1,056	873

Investing Activities
Capital expenditures	(605)	(617)
Acquisitions	(7)	(2,310)
Corporate acquisition, net of cash acquired	(1,192)	-
Proceeds from divestitures	7	1,884
Net change in investments and other	59	148
Cash From (Used in) Investing Activities	(1,738)	(895)

Financing Activities
Net issuance (repayment) of revolving debt	297	85
Issuance of debt under the Term Credit Agreement	1,151	-
Repayment of long-term debt	(459)	-
Purchase of shares of common stock	(84)	-
Dividends on shares of common stock	(85)	(78)
Other	(148)	(19)
Cash From (Used in) Financing Activities	672	(12)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	1	-

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(9)	(34)
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	35	42
Cash, Cash Equivalents and Restricted Cash, End of Period	$26	$8

Cash, End of Period	$23	$7
Cash Equivalents, End of Period	3	1
Restricted Cash, End of Period	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$26	$8

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended March 31, 2026

U.S. Dollar / U.S. Protocol

First quarter report

for the period ended March 31, 2026

Supplemental Financial Information (unaudited)

Financial Results

	2026	2025
(US$ millions, unless otherwise specified)	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	(630)	1,242	946	148	307	(159)

Per share - basic (1)	(2.35)	4.83	3.73	0.58	1.19	(0.61)
Per share - diluted (1)	(2.35)	4.78	3.70	0.57	1.18	(0.61)

Non-GAAP Adjusted Earnings (2)	537	1,257	355	267	265	370

Per share - basic (1)	2.00	4.89	1.40	1.04	1.02	1.42
Per share - diluted (1)	2.00	4.84	1.39	1.03	1.02	1.42

Non-GAAP Cash Flow (3)	1,239	3,785	973	895	913	1,004

Per share - basic (1)	4.62	14.72	3.84	3.49	3.53	3.86
Per share - diluted (1)	4.62	14.57	3.81	3.47	3.51	3.86

Foreign Exchange Rates (C$ per US$1)
Average	1.372	1.398	1.395	1.377	1.384	1.435
Period end	1.394	1.371	1.371	1.392	1.364	1.438

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	(827)	770	372	192	399	(193)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(53)	6	18	(20)	54	(46)
Impairments	(1,485)	(920)	(49)	(141)	-	(730)
Non-operating foreign exchange gain (loss)	2	85	(1)	2	(3)	87
Adjusted Earnings (Loss) Before Income Tax	709	1,599	404	351	348	496
Income tax expense (recovery) (4)	172	342	49	84	83	126

Non-GAAP Adjusted Earnings (2)	537	1,257	355	267	265	370

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	1,056	3,652	954	812	1,013	873
(Add back) Deduct:
Net change in other assets and liabilities	(14)	(40)	(11)	(7)	(11)	(11)
Net change in non-cash working capital	(169)	(93)	(8)	(76)	111	(120)

Non-GAAP Cash Flow (3)	1,239	3,785	973	895	913	1,004

(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2026	2025
(millions)	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	268.2	257.2	253.3	256.2	259.0	260.4

Diluted	268.2	259.7	255.6	258.1	260.1	260.4
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2025 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2026	2025
	Q1	Year

Debt to Capitalization	36%	32%
Debt to Adjusted Capitalization (1)	25%	22%
Debt to EBITDA (1)	2.4x	1.6x
Debt to Adjusted EBITDA (1)	1.5x	1.2x

(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2026	2025
(average)	% of Oil & NGLs	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	43	141.8	142.7	140.9	137.6	142.0	150.5
NGLs - Plant Condensate (Mbbls/d)	26	83.5	66.7	67.8	74.2	69.2	55.2
Oil & Plant Condensate (Mbbls/d)	69	225.3	209.4	208.7	211.8	211.2	205.7
Butane (Mbbls/d)	8	26.1	23.2	23.7	23.6	23.3	22.2
Propane (Mbbls/d)	12	39.1	36.0	37.0	37.4	36.3	33.1
Ethane (Mbbls/d)	11	34.4	35.6	36.5	36.7	35.9	33.4
NGLs - Other (Mbbls/d)	31	99.6	94.8	97.2	97.7	95.5	88.7
Oil & NGLs (Mbbls/d)	100	324.9	304.2	305.9	309.5	306.7	294.4

Natural Gas (MMcf/d)		2,124	1,862	1,905	1,925	1,851	1,764

Total (MBOE/d)		678.9	614.5	623.4	630.4	615.3	588.3

Production Volumes by Segment

	2026	2025
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	141.2	142.3	140.4	137.0	141.6	150.3
Canadian Operations	0.6	0.4	0.5	0.6	0.4	0.2
	141.8	142.7	140.9	137.6	142.0	150.5

NGLs - Plant Condensate (Mbbls/d)
USA Operations	11.3	11.3	11.7	11.7	11.4	10.3
Canadian Operations	72.2	55.4	56.1	62.5	57.8	44.9
	83.5	66.7	67.8	74.2	69.2	55.2

Oil & Plant Condensate (Mbbls/d)
USA Operations	152.5	153.6	152.1	148.7	153.0	160.6
Canadian Operations	72.8	55.8	56.6	63.1	58.2	45.1
	225.3	209.4	208.7	211.8	211.2	205.7

NGLs - Other (Mbbls/d)
USA Operations	74.8	76.0	78.8	77.9	76.8	70.4
Canadian Operations	24.8	18.8	18.4	19.8	18.7	18.3
	99.6	94.8	97.2	97.7	95.5	88.7

NGLs - Total (Mbbls/d)
USA Operations	86.1	87.3	90.5	89.6	88.2	80.7
Canadian Operations	97.0	74.2	74.5	82.3	76.5	63.2
	183.1	161.5	165.0	171.9	164.7	143.9

Oil & NGLs (Mbbls/d)
USA Operations	227.3	229.6	230.9	226.6	229.8	231.0
Canadian Operations	97.6	74.6	75.0	82.9	76.9	63.4
	324.9	304.2	305.9	309.5	306.7	294.4

Natural Gas (MMcf/d)
USA Operations	520	515	528	512	508	510
Canadian Operations	1,604	1,347	1,377	1,413	1,343	1,254
	2,124	1,862	1,905	1,925	1,851	1,764

Total (MBOE/d)
USA Operations	314.0	315.3	318.8	311.9	314.7	315.9
Canadian Operations	364.9	299.2	304.6	318.5	300.6	272.4
	678.9	614.5	623.4	630.4	615.3	588.3

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2026	2025
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	923	3,413	772	835	831	975
NGLs (2)	162	693	162	164	177	190
Natural Gas	141	447	102	96	104	145
	1,226	4,553	1,036	1,095	1,112	1,310
Realized Gains (Losses) on Risk Management (3)
Oil	(23)	40	27	4	9	-
NGLs (2)	-	8	5	3	-	-
Natural Gas	-	3	1	2	-	-
	(23)	51	33	9	9	-

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	5	10	3	3	2	2
NGLs (2)	523	1,422	329	403	367	323
Natural Gas	460	1,159	337	221	274	327
	988	2,591	669	627	643	652
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-
NGLs (2)	(5)	-	-	-	-	-
Natural Gas	18	115	24	37	24	30
	13	115	24	37	24	30

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2026	2025
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	43.41	39.54	35.32	38.17	38.81	46.02
Production, mineral and other taxes	2.53	2.30	1.67	2.29	2.36	2.91
Transportation and processing	4.08	3.91	3.96	3.74	4.01	3.92
Operating	6.20	6.01	6.00	6.07	6.03	5.97
Netback	30.60	27.32	23.69	26.07	26.41	33.22

Total Canadian Operations Netback
Price	30.06	23.73	23.92	21.39	23.47	26.59
Production, mineral and other taxes	0.24	0.19	0.17	0.20	0.21	0.16
Transportation and processing	10.49	11.31	11.14	11.35	11.40	11.37
Operating	1.56	1.48	1.50	1.39	1.56	1.46
Netback	17.77	10.75	11.11	8.45	10.30	13.60

Total Operations Netback
Price	36.24	31.85	29.75	29.69	31.32	37.03
Production, mineral and other taxes	1.30	1.27	0.94	1.24	1.31	1.64
Transportation and processing	7.53	7.51	7.47	7.59	7.62	7.36
Operating	3.71	3.80	3.80	3.71	3.84	3.89
Netback	23.70	19.27	17.54	17.15	18.55	24.14

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2026	2025
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.84	1.48	1.47	1.34	1.37	1.75
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, Transaction and Legal Costs	1.31	1.26	1.32	1.17	1.19	1.36

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2026	2025
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	72.62	65.66	59.82	66.23	64.50	71.79
Canadian Operations	71.82	63.17	57.79	64.35	63.42	71.46
Total Operations	72.62	65.65	59.81	66.22	64.50	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.10	50.99	46.21	49.67	50.76	58.35
Canadian Operations	71.66	62.22	56.47	62.81	62.76	68.02
Total Operations	69.69	60.32	54.69	60.73	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	71.47	64.58	58.77	64.92	63.48	70.93
Canadian Operations	71.66	62.23	56.48	62.82	62.77	68.04
Total Operations	71.53	63.95	58.15	64.30	63.28	70.30

NGLs - Other Price ($/bbl)
USA Operations	15.54	17.40	15.43	15.46	17.52	21.70
Canadian Operations	25.90	23.94	23.02	22.62	21.44	28.92
Total Operations	18.12	18.70	16.87	16.91	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	20.98	21.75	19.43	19.93	21.81	26.40
Canadian Operations	59.97	52.53	48.21	53.16	52.68	56.71
Total Operations	41.64	35.88	32.42	35.83	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	53.06	48.97	43.98	47.92	48.11	55.97
Canadian Operations	60.05	52.59	48.27	53.24	52.73	56.76
Total Operations	55.16	49.86	45.04	49.34	49.27	56.14

Natural Gas Price ($/Mcf)
USA Operations	3.03	2.38	2.10	2.04	2.26	3.15
Canadian Operations	3.19	2.36	2.66	1.70	2.24	2.91
Total Operations	3.14	2.36	2.50	1.79	2.24	2.98

Total Price ($/BOE)
USA Operations	43.41	39.54	35.32	38.17	38.81	46.02
Canadian Operations	30.06	23.73	23.92	21.39	23.47	26.59
Total Operations	36.24	31.85	29.75	29.69	31.32	37.03

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2026	2025
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(1.84)	0.77	2.09	0.29	0.73	-
Canadian Operations	-	-	-	-	-	-
Total Operations	(1.84)	0.77	2.08	0.29	0.73	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	(0.74)	-	-	-	-	-
Total Operations	(0.63)	-	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(1.70)	0.72	1.93	0.27	0.67	-
Canadian Operations	(0.74)	-	-	-	-	-
Total Operations	(1.39)	0.53	1.40	0.19	0.49	-

NGLs - Other ($/bbl)
USA Operations	-	0.30	0.71	0.39	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	-	0.24	0.57	0.31	-	-

NGLs - Total ($/bbl)
USA Operations	-	0.26	0.61	0.34	-	-
Canadian Operations	(0.55)	-	-	-	-	-
Total Operations	(0.29)	0.15	0.34	0.18	-	-

Oil & NGLs ($/bbl)
USA Operations	(1.14)	0.58	1.52	0.31	0.47	-
Canadian Operations	(0.55)	-	-	-	-	-
Total Operations	(0.96)	0.43	1.14	0.23	0.35	-

Natural Gas ($/Mcf)
USA Operations	-	0.02	0.02	0.04	-	-
Canadian Operations	0.12	0.23	0.19	0.29	0.20	0.26
Total Operations	0.10	0.18	0.15	0.22	0.14	0.18

Total ($/BOE)
USA Operations	(0.81)	0.45	1.14	0.28	0.34	-
Canadian Operations	0.41	1.05	0.83	1.28	0.87	1.22
Total Operations	(0.16)	0.74	0.99	0.79	0.59	0.56

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2026	2025
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	70.78	66.43	61.91	66.52	65.23	71.79
Canadian Operations	71.82	63.17	57.79	64.35	63.42	71.46
Total Operations	70.78	66.42	61.89	66.51	65.23	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.10	50.99	46.21	49.67	50.76	58.35
Canadian Operations	70.92	62.22	56.47	62.81	62.76	68.02
Total Operations	69.06	60.32	54.69	60.73	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	69.77	65.30	60.70	65.19	64.15	70.93
Canadian Operations	70.92	62.23	56.48	62.82	62.77	68.04
Total Operations	70.14	64.48	59.55	64.49	63.77	70.30

NGLs - Other Price ($/bbl)
USA Operations	15.54	17.70	16.14	15.85	17.52	21.70
Canadian Operations	25.90	23.94	23.02	22.62	21.44	28.92
Total Operations	18.12	18.94	17.44	17.22	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	20.98	22.01	20.04	20.27	21.81	26.40
Canadian Operations	59.42	52.53	48.21	53.16	52.68	56.71
Total Operations	41.35	36.03	32.76	36.01	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	51.92	49.55	45.50	48.23	48.58	55.97
Canadian Operations	59.50	52.59	48.27	53.24	52.73	56.76
Total Operations	54.20	50.29	46.18	49.57	49.62	56.14

Natural Gas Price ($/Mcf)
USA Operations	3.03	2.40	2.12	2.08	2.26	3.15
Canadian Operations	3.31	2.59	2.85	1.99	2.44	3.17
Total Operations	3.24	2.54	2.65	2.01	2.38	3.16

Total Price ($/BOE)
USA Operations	42.60	39.99	36.46	38.45	39.15	46.02
Canadian Operations	30.47	24.78	24.75	22.67	24.34	27.81
Total Operations	36.08	32.59	30.74	30.48	31.91	37.59

Total Netback ($/BOE)
USA Operations	29.79	27.77	24.83	26.35	26.75	33.22
Canadian Operations	18.18	11.80	11.94	9.73	11.17	14.82
Total Operations	23.54	20.01	18.53	17.94	19.14	24.70

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2026	2025
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	119.5	118.6	116.6	113.8	118.3	126.0
Anadarko	21.4	22.2	23.7	23.1	23.2	18.9
Other (1)	0.3	1.5	0.1	0.1	0.1	5.4
Total USA Operations	141.2	142.3	140.4	137.0	141.6	150.3

Canadian Operations
Montney	0.6	0.4	0.5	0.6	0.4	0.2
Other (1)	-	-	-	-	-	-
Total Canadian Operations	0.6	0.4	0.5	0.6	0.4	0.2

Total	141.8	142.7	140.9	137.6	142.0	150.5

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	6.0	5.9	6.0	6.0	6.1	5.3
Anadarko	5.3	5.4	5.7	5.7	5.3	4.9
Other (1)	-	-	-	-	-	0.1
Total USA Operations	11.3	11.3	11.7	11.7	11.4	10.3

Canadian Operations
Montney	72.1	55.3	56.1	62.5	57.7	44.6
Other (1)	0.1	0.1	-	-	0.1	0.3
Total Canadian Operations	72.2	55.4	56.1	62.5	57.8	44.9

Total	83.5	66.7	67.8	74.2	69.2	55.2

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	125.5	124.5	122.6	119.8	124.4	131.3
Anadarko	26.7	27.6	29.4	28.8	28.5	23.8
Other (1)	0.3	1.5	0.1	0.1	0.1	5.5
Total USA Operations	152.5	153.6	152.1	148.7	153.0	160.6

Canadian Operations
Montney	72.7	55.7	56.6	63.1	58.1	44.8
Other (1)	0.1	0.1	-	-	0.1	0.3
Total Canadian Operations	72.8	55.8	56.6	63.1	58.2	45.1

Total	225.3	209.4	208.7	211.8	211.2	205.7

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026	2025
(average)	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	48.6	46.6	49.7	45.9	46.3	44.5
Anadarko	26.2	29.3	29.1	32.0	30.6	25.7
Other (1)	-	0.1	-	-	(0.1)	0.2
Total USA Operations	74.8	76.0	78.8	77.9	76.8	70.4

Canadian Operations
Montney	24.8	18.8	18.4	19.8	18.7	18.3
Other (1)	-	-	-	-	-	-
Total Canadian Operations	24.8	18.8	18.4	19.8	18.7	18.3

Total	99.6	94.8	97.2	97.7	95.5	88.7

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	54.6	52.5	55.7	51.9	52.4	49.8
Anadarko	31.5	34.7	34.8	37.7	35.9	30.6
Other (1)	-	0.1	-	-	(0.1)	0.3
Total USA Operations	86.1	87.3	90.5	89.6	88.2	80.7

Canadian Operations
Montney	96.9	74.1	74.5	82.3	76.4	62.9
Other (1)	0.1	0.1	-	-	0.1	0.3
Total Canadian Operations	97.0	74.2	74.5	82.3	76.5	63.2

Total	183.1	161.5	165.0	171.9	164.7	143.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	174.1	171.1	172.3	165.7	170.7	175.8
Anadarko	52.9	56.9	58.5	60.8	59.1	49.5
Other (1)	0.3	1.6	0.1	0.1	-	5.7
Total USA Operations	227.3	229.6	230.9	226.6	229.8	231.0

Canadian Operations
Montney	97.5	74.5	75.0	82.9	76.8	63.1
Other (1)	0.1	0.1	-	-	0.1	0.3
Total Canadian Operations	97.6	74.6	75.0	82.9	76.9	63.4

Total	324.9	304.2	305.9	309.5	306.7	294.4

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026	2025
(average)	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	281	265	279	267	263	248
Anadarko	238	246	248	245	245	247
Other (1)	1	4	1	-	-	15
Total USA Operations	520	515	528	512	508	510

Canadian Operations
Montney	1,603	1,346	1,377	1,413	1,342	1,251
Other (1)	1	1	-	-	1	3
Total Canadian Operations	1,604	1,347	1,377	1,413	1,343	1,254

Total	2,124	1,862	1,905	1,925	1,851	1,764

Total Production (MBOE/d)

USA Operations
Permian	220.9	215.2	218.9	210.2	214.5	217.1
Anadarko	92.5	98.0	99.7	101.6	99.9	90.7
Other (1)	0.6	2.1	0.2	0.1	0.3	8.1
Total USA Operations	314.0	315.3	318.8	311.9	314.7	315.9

Canadian Operations
Montney	364.6	298.9	304.5	318.4	300.3	271.6
Other (1)	0.3	0.3	0.1	0.1	0.3	0.8
Total Canadian Operations	364.9	299.2	304.6	318.5	300.6	272.4

Total	678.9	614.5	623.4	630.4	615.3	588.3

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 31, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026	2025
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	342	1,136	265	298	246	327
Anadarko	47	270	20	90	77	83
Other (1)	1	24	3	2	1	18
Total USA Operations	390	1,430	288	390	324	428

Canadian Operations
Montney	178	583	147	119	166	151
Other (1)	3	1	-	-	(1)	2
Total Canadian Operations	181	584	147	119	165	153

Total Capital Expenditures, Excluding Capitalized Internal Costs	571	2,014	435	509	489	581

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	24	83	20	21	19	23
Anadarko	3	23	6	5	6	6
Other (1)	-	1	(1)	-	1	1
Total USA Operations	27	107	25	26	26	30

Canadian Operations
Montney	6	22	5	7	5	5
Other (1)	-	-	-	-	-	-
Total Canadian Operations	6	22	5	7	5	5

Total Capitalized Directly Attributable Internal Costs	33	129	30	33	31	35

Total Capital Expenditures

USA Operations
Permian	366	1,219	285	319	265	350
Anadarko	50	293	26	95	83	89
Other (1)	1	25	2	2	2	19
Total USA Operations	417	1,537	313	416	350	458

Canadian Operations
Montney	184	605	152	126	171	156
Other (1)	3	1	-	-	(1)	2
Total Canadian Operations	187	606	152	126	170	158

Corporate & Other	1	4	-	2	1	1
Total Capital Expenditures	605	2,147	465	544	521	617
Net Acquisitions & (Divestitures)	-	610	250	(57)	(9)	426
Net Capital Investment	605	2,757	715	487	512	1,043

(1)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026	2025
	Q1	Year	Q4	Q3	Q2	Q1
		`
Drilling Activity (net wells drilled)

USA Operations
Permian	30	117	30	30	21	36
Anadarko	3	33	4	7	15	7
Other (1)	-	1	-	-	-	1
Total USA Operations	33	151	34	37	36	44

Canadian Operations
Montney	29	80	20	20	19	21
Total Canadian Operations	29	80	20	20	19	21

Total	62	231	54	57	55	65

Completions Activity (net wells on production)

USA Operations
Permian	34	136	30	30	23	53
Anadarko	6	37	2	14	11	10
Total USA Operations	40	173	32	44	34	63

Canadian Operations
Montney	26	96	20	19	39	18
Total Canadian Operations	26	96	20	19	39	18

Total	66	269	52	63	73	81

(1)
Other Operations includes net wells drilled in plays that are not part of the Company’s current focus. Net wells drilled associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended March 31, 2026

U.S. Dollar / U.S. Protocol

For the period ended March 31, 2026

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	YTD 2026

Cash From (Used in) Operating Activities	$1,056
Deduct (Add back):
Net change in other assets and liabilities	(14)
Net change in non-cash working capital	(169)
Non-GAAP Cash Flow	$1,239

Per Share - Basic	$4.62
Per Share - Diluted	4.62

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,239
Deduct:
Capital expenditures	605
Non-GAAP Free Cash Flow	$634

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	YTD 2026

Net Earnings (Loss) Before Income Tax	$(827)
Before-tax (Addition) Deduction:
Unrealized gains (losses) on risk management	(53)
Impairments	(1,485)
Non-operating foreign exchange gain (loss)	2
Adjusted Earnings (Loss) Before Income Tax	709
Income tax expense (recovery)	172
Non-GAAP Adjusted Earnings	$537

Per Share - Basic	$2.00
Per Share - Diluted	2.00

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$6,398
Total Shareholders’ Equity	11,558
Capitalization	$17,956

Debt to Capitalization	36%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011, in conjunction with the Company’s January 1, 2012, adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$6,398
Total Shareholders’ Equity	11,558
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$25,702

Debt to Adjusted Capitalization	25%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,398

Net Earnings (Loss)	$307	$148	$946	$(630)	$771
Add back (deduct):
Depreciation, depletion and amortization	556	545	533	561	2,195
Interest	95	91	93	104	383
Income tax expense (recovery)	92	44	(574)	(197)	(635)
EBITDA	$1,050	$828	$998	$(162)	$2,714

Debt to EBITDA (times)					2.4

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,398

Net Earnings (Loss)	$307	$148	$946	$(630)	$771
Add back (deduct):
Depreciation, depletion and amortization	556	545	533	561	2,195
Impairments	-	141	49	1,485	1,675
Accretion of asset retirement obligation	8	7	7	7	29
Interest	95	91	93	104	383
Unrealized (gains) losses on risk management	(54)	20	(18)	53	1
Foreign exchange (gain) loss, net	22	(7)	6	(2)	19
Other (gains) losses, net	(5)	(3)	(35)	(29)	(72)
Income tax expense (recovery)	92	44	(574)	(197)	(635)
Adjusted EBITDA	$1,021	$986	$1,007	$1,352	$4,366

Debt to Adjusted EBITDA (times)					1.5

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt and Net Debt to Adjusted EBITDA - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents. Net Debt to Adjusted EBITDA is defined as Net Debt divided by Adjusted EBITDA, as previously defined.

Net Debt	YTD 2026

Long-Term Debt, Including Current Portion	$6,398
Less:
Cash and cash equivalents	26
Net Debt	$6,372

Adjusted EBITDA (trailing 12-months)	$4,366

Net Debt to Adjusted EBITDA (times)	1.5

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing and upstream operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Return on Capital Employed (ROCE) - ROCE is defined as Adjusted Earnings divided by Capital Employed. Adjusted Earnings is defined as trailing 12-month Non-GAAP Adjusted Earnings plus after-tax interest expense. Non-GAAP Adjusted Earnings is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes. Capital Employed is defined as average debt plus average shareholders’ equity.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2026	2025
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	1,226	4,553	1,036	1,095	1,112	1,310
Production, mineral and other taxes	71	265	49	66	67	83
Transportation and processing	115	450	116	108	114	112
Operating	176	692	177	173	173	169
	864	3,146	694	748	758	946
Canadian Operations
Upstream Product Revenue (2) (3)	988	2,591	669	627	643	652
Production, mineral and other taxes	8	21	5	6	6	4
Transportation and processing	345	1,235	312	332	312	279
Operating	51	161	41	42	42	36
	584	1,174	311	247	283	333
Total Operations
Upstream Product Revenue (2) (3)	2,214	7,144	1,705	1,722	1,755	1,962
Production, mineral and other taxes	79	286	54	72	73	87
Transportation and processing	460	1,685	428	440	426	391
Operating	227	853	218	215	215	205
	1,448	4,320	1,005	995	1,041	1,279

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues and certain other revenues with no associated production volumes.

Sales Volumes (1)

	2026	2025
(BOE)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	28,258,290	115,145,820	29,334,752	28,696,548	28,635,880	28,478,970
Canadian Operations	32,844,600	109,191,575	28,020,348	29,297,952	27,360,151	24,512,940
Total	61,102,890	224,337,395	57,355,100	57,994,500	55,996,031	52,991,910

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2026	2025
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	43.39	39.54	35.32	38.16	38.83	46.00
Production, mineral and other taxes	2.51	2.30	1.67	2.30	2.34	2.91
Transportation and processing	4.07	3.91	3.95	3.76	3.98	3.93
Operating	6.23	6.01	6.03	6.03	6.04	5.93
Netback	30.58	27.32	23.66	26.07	26.47	33.22
Total Canadian Operations
Price	30.08	23.73	23.88	21.40	23.50	26.60
Production, mineral and other taxes	0.24	0.19	0.18	0.20	0.22	0.16
Transportation and processing	10.50	11.31	11.13	11.33	11.40	11.38
Operating	1.55	1.47	1.46	1.43	1.54	1.47
Netback	17.78	10.75	11.10	8.43	10.34	13.58
Total Operations
Price	36.23	31.84	29.73	29.69	31.34	37.02
Production, mineral and other taxes	1.29	1.27	0.94	1.24	1.30	1.64
Transportation and processing	7.53	7.51	7.46	7.59	7.61	7.38
Operating	3.72	3.80	3.80	3.71	3.84	3.87
Netback	23.70	19.26	17.52	17.16	18.59	24.14

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations